UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2024

Inhibrx Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42031	99-0613523
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11025 N. Torrey Pines Road, Suite 140

La Jolla, CA 92037

(Address of principal executive offices, including zip code)

(858) 795-4220

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	INXB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01. Regulation FD Disclosure.

Inhibrx Biosciences, Inc., a Delaware corporation (the “Company”), previously filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form 10, as amended (the “Registration Statement”), relating to the distribution of 92% of the issued and outstanding shares of the Company’s common stock by Inhibrx, Inc. (“RemainCo”) to holders of shares of RemainCo’s common stock as of the distribution record date, on a pro rata basis (the “Distribution”), at a ratio of one share of the Company’s common stock for every four shares of RemainCo’s issued and outstanding common stock held on May 17, 2024, the distribution record date.

On May 24, 2024, the Registration Statement was declared effective by the SEC. The Registration Statement includes a preliminary information statement that describes the Distribution and provides important information regarding the Company’s business and management. The final information statement, dated May 24, 2024 (the “Information Statement”), is attached hereto as Exhibit 99.1.

As further described in the Information Statement, subject to the satisfaction or waiver of certain conditions, the Distribution is expected to be effective as of 11:59 p.m., New York City time, on May 29, 2024 (the “Distribution Time”), and the closing of the previously announced merger of RemainCo with and into a wholly owned indirect subsidiary of Sanofi (the “Merger”) is expected to occur on May 30, 2024, subject to the satisfaction or waiver of customary closing conditions.

Beginning on May 28, 2024 and through the Distribution Time, shares of the Company’s common stock are expected to begin trading on a “when-issued” basis on The Nasdaq Global Market (“Nasdaq”) under the symbol “INXBV”. On May 30, 2024, the first trading day following the consummation of the Distribution, shares of the Company’s common stock are expected to begin trading on a “regular-way” basis on Nasdaq under the symbol “INXB.” On May 31, 2024, the first trading day following the closing of the Merger, shares of the Company’s common stock are expected to begin trading on Nasdaq under the symbol “INBX”, which is currently the symbol for RemainCo’s shares of common stock.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)            Exhibits

Exhibit No.	Description
99.1	Information Statement of Inhibrx Biosciences, Inc., dated May 24, 2024.
104	The cover page of this Current Report on Form 8-K formatted as Inline XBRL.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements about Sanofi’s proposed acquisition of RemainCo and INBRX-101, and RemainCo’s related spin-off of the assets and liabilities associated with INBRX-105, INBRX-106 and INBRX-109, its existing pipeline and corporate infrastructure, which involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, among other things, risks related to the satisfaction or waiver of the conditions to closing the proposed acquisition (including the failure to obtain necessary regulatory approvals) in the anticipated timeframe or at all, including the possibility that the proposed acquisition does not close; the possibility that competing offers may be made; risks and costs relating to the separation of the assets and liabilities associated with INBRX-105, INBRX-106 and INBRX-109 and the consummation of the spin-off in the anticipated timeframe or at all; changes to the configuration of the INBRX-105, INBRX-106 and INBRX-109 businesses included in the separation if implemented; disruption from the transaction making it more difficult to maintain business and operational relationships; risks related to diverting management’s attention from the Company’s ongoing business operation; negative effects of this announcement or the consummation of the proposed transaction on the market price of the Company’s shares of common stock and/or operating results; significant transaction costs; risks associated with the discovery of unknown liabilities prior to or after the closing of the proposed transactions; the risk of litigation and/or regulatory actions related to the proposed transactions or the Company’s business; other business effects and uncertainties, including the effects of industry, market, business, economic, political or regulatory conditions; the conflicts in the Ukraine and the Middle East; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; and future business combinations or disposals. Important factors, risks and uncertainties that could cause actual results to differ materially from such forward looking statements also include but are not limited to the initiation, timing, progress and results of the Company’s research and development programs as well as the Company’s preclinical studies and clinical trials; the Company’s ability to advance therapeutic candidates into, and successfully complete, clinical trials; the Company’s interpretation of initial, interim or preliminary data from the Company’s clinical trials, including interpretations regarding disease control and disease response; the timing or likelihood of regulatory filings and approvals, including whether any product candidate, receives approval from the FDA, or similar regulatory authority, for an accelerated approval process; the commercialization of the Company’s therapeutic candidates, if approved; the pricing, coverage and reimbursement of the Company’s therapeutic candidates, if approved; the Company’s ability to utilize its technology platform to generate and advance additional therapeutic candidates; the implementation of the Company’s business model and strategic plans for the Company’s business and therapeutic candidates; the Company’s ability to successfully manufacture its therapeutic candidates for clinical trials and commercial use, if approved; the Company’s ability to contract with third-party suppliers and manufacturers and their ability to perform adequately; the scope of protection the Company is able to establish and maintain for intellectual property rights covering its therapeutic candidates; the Company’s ability to enter into strategic partnerships and the potential benefits of such partnerships; the Company’s estimates regarding expenses, capital requirements and needs for additional financing; the ability to raise funds needed to satisfy its capital requirements, which may depend on financial, economic and market conditions and other factors, over which the Company may have no or limited control; the Company’s financial performance; the Company’s and its third party partners’ and service providers’ ability to continue operations and advance the Company’s therapeutic candidates through clinical trials and the ability of the Company’s third party manufacturers to provide the required raw materials, antibodies and other biologics for the Company’s preclinical research and clinical trials in light of current market conditions or any pandemics, regional conflicts, sanctions, labor conditions, geopolitical events, natural disasters or extreme weather events; the ability to retain the continued service of the Company’s key professionals and to identify, hire and retain additional qualified professionals; and developments relating to the Company’s competitors and its industry; and other risks described from time to time in the “Risk Factors” section of its filings with the U.S. Securities and Exchange Commission, including those described in its Information Statement attached to this Current Report on Form 8-K. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to update these statements to reflect events that occur or circumstances that exist after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2024

INHIBRX BIOSCIENCES, INC.

By:	/s/ Kelly Deck
Name: Kelly Deck
Title: Chief Financial Officer and Treasurer

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